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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  September 23, 2004
                                                   ----------------------


                        LAZARE KAPLAN INTERNATIONAL INC.
                        --------------------------------
             (Exact Name of registrant as specified in its charter)


            Delaware                       1-7848                13-2728690
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(State or other jurisdiction of         (Commission            (IRS Employer
incorporation or organization)          File Number)         Identification No.)


19 West 44th Street , New York, New York                           10036
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code    (212) 972-9700
                                                   --------------------


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)




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Item 4.01. Changes in Registrant's Certifying Accountant.

           Lazare Kaplan International Inc. (the "Registrant") has engaged BDO Seidman, LLP as its new independent accountants to audit its financial statements. The Registrant's Board of Directors dismissed the former auditors and approved the change of accountants effective on September 22, 2004. The decision to change independent auditors and the appointment of the new auditors was made by the Audit Committee of the Registrant's Board of Directors.

              The audit reports of former auditors, Ernst & Young, LLP, on the Registrant's financial statements for the fiscal years ended May 31, 2004 and May 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

           During the Registrant's two most recent fiscal years and the interim period from June 1, 2004 to the date hereof, there were no disagreements with the Registrant's former auditors, Ernst & Young, LLP, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

           The Registrant has provided Ernst & Young with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that they furnish the Registrant with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Ernst & Young, dated September 23, 2004, is attached to this Form 8-K as an exhibit.

           During the two most recent fiscal years and the period through the date of this disclosure, the Registrant did not consult with BDO Seidman, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Registrant's financial statements; or (iii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).


Item 9.01. Financial Statements and Exhibits.

           (c) Exhibits. Exhibit No. 16(i) - Consent Letter From Ernst & Young, LLP




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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  LAZARE KAPLAN INTERNATIONAL INC.


Date: September 23, 2004          By: /s/ William H. Moryto
                                      ------------------------------------------
                                      William H. Moryto
                                      Vice President and Chief Financial Officer